SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 5, 2002
Date of Report
(Date of earliest event reported)

BRIO SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23997	77-0210797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S.Employer Identification No.)

4980 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices, with zip code)

(408) 496-7400
(Registrant’s telephone number, including area code)

Item 4.    Changes in Registrant’s Certifying Accountants

(a)  On June 5, 2002, the Audit Committee of the Board of Directors of Brio Software, Inc. (the “Company”) recommended the dismissal of the Company’s former independent public accountants, Arthur Andersen LLP, effective June 7, 2002. The Company’s Board of Directors approved these recommendations effective June 7, 2002.

(b)  During the two most recent fiscal years and through the date hereof, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of such disagreements in connection with its reports.

(c)  The reports of Arthur Andersen LLP on the financial statements of the Company for the past two years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(d)  The Company requested that Arthur Andersen LLP furnish a letter addressed to the SEC stating whether they agree with the above statements. A copy of the Arthur Andersen LLP letter to the SEC, dated June 10, 2002, is filed as an exhibit to this Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements: Not Applicable.

(b)  Pro Forma Financial Information: Not Applicable.

(c)  Exhibits:

16.1  Letter regarding change in Registrant’s certifying accountants.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIO SOFTWARE, INC.

By:	/s/ CRAIG COLLINS
Craig Collins Chief Financial Officer and EVP

Date: June	10, 2002

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BRIO SOFTWARE, INC.

INDEX TO EXHIBITS

Exhibit Number	Description	Sequential Page Number

16.1	Letter regarding change in Registrant’s certifying accountants.	5

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